CERTIFICATION
                             Pursuant to Section 906

                        of the Sarbanes-Oxley Act of 2002

         The undersigned, the Controller & CFO of SEI Index Funds (the "Fund"), with respect to the Form N-CSR for the period ended March 31,2004 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: May 28, 2004

                                                  /s/ Peter (Pedro) A. Rodriguez
                                                  ------------------------------
                                                  Peter (Pedro) A. Rodriguez